Exhibit 10.1
THIRD AMENDMENT
     THIRD AMENDMENT (this “Amendment”), dated as of July 7, 2006, among TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (“Holdco”), TOWN SPORTS INTERNATIONAL, LLC (f/k/a TOWN SPORTS INTERNATIONAL, INC.) (the “Borrower”), the financial institutions party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”), and acknowledged and agreed to by each of the Subsidiary Guarantors. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of April 16, 2003 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
     WHEREAS, the Borrower has requested, and the Lenders have agreed, that the Total Revolving Loan Commitment be increased as provided herein; and
     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;
     NOW, THEREFORE, it is agreed:
     1. As of the Third Amendment Effective Date (as defined below), the Total Revolving Loan Commitment will be increased from $50,000,000 to $75,000,000, as such amount may be reduced from time to time after the Third Amendment Effective Date pursuant to the terms of the Credit Agreement.
     2. To the extent that any Revolving Loans are outstanding on the Third Amendment Effective Date (and after such effect thereto), the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain of the Lenders, and incur additional Revolving Loans from certain other Lenders (including the New Lenders), in each case to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Loan Commitments (after giving effect to any increase in the Total Revolving Loan Commitment pursuant to this Amendment) and with the Borrower being obligated to pay to the respective Lenders any costs of the type referred to in Section 1.11 in connection with any such repayment and/or incurrence. For the avoidance of doubt, with respect to all Letters of Credit outstanding on the Third Amendment Effective Date and any Unpaid Drawings relating thereto, there shall be an automatic adjustment to the participations pursuant to Section 2.04 of the Credit Agreement to reflect the new Percentages of the Lenders after giving effect to the Third Amendment Effective Date.

     3. Schedule I to the Credit Agreement is hereby amended by replacing such Schedule in its entirety with the Schedule I attached hereto.
     4. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when:
          (A) Holdco, the Borrower, the Subsidiary Guarantors, the Required Lenders, each Lender whose Revolving Loan Commitment is being increased hereby (each an “Increased Lender”) and each Lender who has signed a counterpart of this Amendment and is not a Lender immediately prior to giving effect to the Third Amendment Effective Date (each a “New Lender’) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office; and
          (B) the Borrower shall have paid to (x) each Increased Lender, a non-refundable cash fee in an amount equal to 0.50% of the amount by which such Increased Lender’s Revolving Loan Commitment is increased on the Third Amendment Effective Date and (y) each New Lender, a non-refundable cash fee in an amount equal to 0.50% of such New Lender’s Revolving Loan Commitment on the Third Amendment Effective Date, all of which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders entitled thereto.
     5. Each New Lender (a) agrees that from and after the Third Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of its Revolving Loan Commitment, shall have the obligations of a Lender thereunder, (b) if it is organized under the laws of a jurisdiction outside the United States, represents and warrants that it has delivered any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it, (c) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.
     6. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists on the Third Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the Third Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).
     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Administrative Agent.
     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
     9. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
* * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

TOWN SPORTS INTERNATIONAL, LLC
	By:	Town Sports International Holdings, Inc., Its Sole Member

	By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Vice President

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

BNP PARIBAS
By:	/s/ Charles Romano
	Name:	Charles Romano
	Title:	Vice President

By:	/s/ Cecile Scherer
	Name:	Cecile Scherer
	Title:	Director Merchant Banking Group

CIT LENDING SERVICES CORPORATION
By:	/s/ David Manheim
	Name:	David Manheim
	Title:	Vice President

MERRILL LYNCH CAPITAL , a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
By:	/s/ F. Delangle
	Name:	F. Delangle
	Title:	Vice President

CREDIT SUISSE
By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

By:	/s/ Phillip Ho
	Name:	Phillip Ho
	Title:	Director

GOLDMAN SACHS CREDIT PARTNERS, L.P.
By:	/s/ William W. Archer
	Name:	William W. Archer
	Title:	Managing Director

ROYAL BANK OF CANADA
By:	/s/ William J. Cegglano
	Name:	William J. Cegglano
	Title:	Authorized Signatory

Acknowledged and Agreed to:
TSI 217 Broadway, Inc.
TSI Andover, Inc.
TSI Arthro-Fitness Services, Inc.
TSI Astoria, Inc.
TSI Battery Park, Inc.
TSI Bayridge, Inc.
TSI Boylston, Inc.
TSI Broadway, Inc.
TSI Brooklyn Belt, Inc.
TSI Brunswick, Inc.
TSI Cash Management, Inc.
TSI Chevy Chase, Inc.
TSI Coble Hill, Inc.
TSI Columbia Heights, Inc.
TSI Commack, Inc.
TSI Connecticut Avenue, Inc.
TSI Copley, Inc.
TSI Court Street, Inc.
TSI Croton, Inc.
TSI Danbury, Inc.
TSI Danvers, Inc.
TSI Downtown Crossing, Inc.
TSI Dupont Circle, Inc.
TSI Dupont II, Inc.
TSI East Cambridge, Inc.
TSI East Meadow, Inc.
TSI East 23, Inc.
TSI East 31, Inc.
TSI East 34, Inc.
TSI East 36, Inc.
TSI 41, Inc.
TSI East 51, Inc.
TSI, East 59, Inc.
TSI East 76, Inc.
TSI East 91, Inc.
TSI F Street, Inc.
TSI Fifth Avenue, Inc.
TSI First Avenue, Inc.
TSI Forest Hills, Inc.
TSI Framingham, Inc.

By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

TSI Franklin (MA), Inc.
TSI Gallery Place, Inc.
TSI Garden City, Inc.
TSI Georgetown, Inc.
TSI Glover, Inc.
TSI Grand Central, Inc.
TSI Great Neck, Inc.
TSI Greenwich, Inc.
TSI Hartsdale, Inc.
TSI Hawthorne, Inc.
TSI Herald, Inc.
TSI Holding (CIP), Inc.
TSI Holdings (DC), Inc.
TSI Holdings (MA), Inc.
TSI Holdings (MD), Inc.
TSI Holdings (PA), Inc.
TSI Holdings (VA), Inc.
TSI Huntington, Inc.
TSI Insurance, Inc.
TSI International, Inc.
TSI Irving Place, Inc.
TSI K Street, Inc.
TSI Larchmont, Inc.
TSI Lexington (MA), Inc.
TSI Lincoln, Inc.
TSI Long Beach, Inc.
TSI Lynnfield, Inc.
TSI M Street, Inc.
TSI Madison, Inc.
TSI Mamaroneck, Inc.
TSI Mercer Street, Inc.
TSI Midwood, Inc.
TSI Murray Hill, Inc.
TSI Nanuet, Inc.
TSI Natick, Inc.
TSI Newbury Street, Inc.
TSI Oceanside, Inc.
TSI Port Jefferson, Inc.
TSI Reade Street, Inc.
TSI Rego Park, Inc.
TSI Rye, Inc.
TSI Scarsdale, Inc.

By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

TSI Seaport, Inc.
TSI Sheriden, Inc.
TSI Smithtown, Inc.
TSI Soho, Inc.
TSI Somers, Inc.
TSI South End, Inc.
TSI South Park Slope, Inc.
TSI South Station, Inc.
TSI Stamford Downtown, Inc.
TSI Stamford Post, Inc.
TSI Stamford Rinks, Inc.
TSI Staten Island, Inc.
TSI Supplements, Inc.
TSI Syosset, Inc.
TSI University Management, Inc.
TSI Varick Street, Inc.
TSI Wall Street, Inc.
TSI Washington, Inc.
TSI Watertown, Inc.
TSI Wellesley, Inc.
TSI West Newton, Inc.
TSI West Nyack, Inc.
TSI West 14, Inc.
TSI West 16, Inc.
TSI West 23, Inc.
TSI West 38, Inc.
TSI West 41, Inc.
TSI West 44, Inc.
TSI West 48, Inc.
TSI West 52, Inc.
TSI West 73, Inc.
TSI West 76, Inc.
TSI West 80, Inc.
TSI West 94, Inc.
TSI West 125, Inc.
TSI Westport, Inc.
TSI Weymouth, Inc.
TSI White Plains City Center, Inc.
TSI White Plains, Inc.
TSI Whitestone, Inc.
TSI Woodmere, Inc.

By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

TSI Alexandria, LLC
TSI Allston, LLC
TSI Ardmore, LLC
TSI Bethesda, LLC
TSI Bulfinch, LLC
TSI Central Square, LLC
TSI Centreville, LLC
TSI Cherry Hill, LLC
TSI Clarendon, LLC
TSI Colonia, LLC
TSI Davis Square, LLC
TSI Dobbs Ferry, LLC
TSI East 48, LLC
TSI East 86, LLC
TSI Englewood, LLC
TSI Fairfax, LLC
TSI Fenway, LLC
TSI Fort Lee, LLC
TSI Franklin Park, LLC
TSI Freehold, LLC
TSI Germantown, LLC
TSI Glendale, LLC
TSI Highpoint, LLC
TSI Hoboken, LLC
TSI Hoboken North, LLC
TSI Holdings (IP), LLC
TSI Holdings (NJ), LLC
TSI Jersey City, LLC
TSI Livingston, LLC
TSI Mahwah, LLC
TSI Market Street, LLC
TSI Marlboro, LLC
TSI Matawan, LLC
TSI Montclair, LLC
TSI Nashua, LLC
TSI Newark, LLC
TSI No Sweat, LLC
TSI North Bethesda, LLC

By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

TSI Norwalk, LLC
TSI Woodmere, Inc.
TSI Old Bridge, LLC
TSI Parsippany, LLC
TSI Plainsboro, LLC
TSI Princeton, LLC
TSI Princeton North, LLC
TSI Radnor, LLC
TSI Ramsey, LLC
TSI Ridgewood, LLC
TSI Rittenhouse, LLC
TSI Rodin Place, LLC
TSI Silver Spring, LLC
TSI Society Hill, LLC
TSI Somerset, LLC
TSI South Bethesda, LLC
TSI Springfield, LLC
TSI Sterling, LLC
TSI Waltham, LLC
TSI Water Street, LLC
TSI Wellington Circle, LLC
TSI West Caldwell, LLC
TSI West Springfield, LLC
TSI Westwood, LLC

By:	/s/ Richard G. Pyle

Name: Richard G. Pyle
Title: CFO

SCHEDULE I
COMMITMENTS

Revolving Loan
Lender	Commitment
Deutsche Bank Trust Company Americas	$22,500,000.00
BNP Paribas	$12,500,000.00
CIT Lending Services Corporation	$12,500,000.00
Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.	$12,500,000.00
Credit Suisse	$10,000,000.00
Goldman Sachs Credit Partners L.P.	$3,500,000.00
Royal Bank of Canada	$1,500,000.00

TOTAL:	$75,000,000.00